BAFC 05-3 - Price/Yield - 1A1


Balance     $19,723,000.00    Delay              24                 WAC(1)          5.85572             WAM(1)               356
Coupon      5.5               Dated              5/1/2005           NET(1)          5.57635             WALA(1)                2
Settle      5/31/2005         First Payment      6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             98-19.50             5.637             5.653             6.064             6.368             6.703
             98-20.50             5.635             5.651             6.049             6.343             6.668
             98-21.50             5.633             5.648             6.033             6.318             6.632
             98-22.50             5.631             5.645             6.017             6.293             6.596
             98-23.50             5.628             5.642             6.002             6.268             6.561
             98-24.50             5.626             5.639             5.986             6.243             6.525
             98-25.50             5.624             5.636             5.971             6.218             6.490
             98-26.50             5.621             5.634             5.955             6.192             6.454
             98-27.50             5.619             5.631             5.939             6.167             6.419
             98-28.50             5.617             5.628             5.924             6.142             6.383
             98-29.50             5.614             5.625             5.908             6.117             6.348
             98-30.50             5.612             5.623             5.893             6.092             6.313
             98-31.50             5.610             5.620             5.877             6.067             6.277

Spread @ Center Price               118               134               227               274               315
                  WAL          26.98120          18.72202           2.23619           1.35234           0.94327
             Mod Durn             13.65             11.25              2.02              1.26              0.89
     Principal Window     May30 - Mar34     May18 - Jun30     Jun05 - Jun09     Jun05 - Jul07     Jun05 - Nov06

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

          Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                      Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A5


Balance     $2,000,000.00     Delay              24                 WAC(1)          5.85572             WAM(1)             356
Coupon      5.5               Dated              5/1/2005           NET(1)          5.57635             WALA(1)              2
Settle      5/31/2005         First Payment      6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             98-19.50             5.637             5.653             6.064             6.368             6.703
             98-20.50             5.635             5.651             6.049             6.343             6.668
             98-21.50             5.633             5.648             6.033             6.318             6.632
             98-22.50             5.631             5.645             6.017             6.293             6.596
             98-23.50             5.628             5.642             6.002             6.268             6.561
             98-24.50             5.626             5.639             5.986             6.243             6.525
             98-25.50             5.624             5.636             5.971             6.218             6.490
             98-26.50             5.621             5.634             5.955             6.192             6.454
             98-27.50             5.619             5.631             5.939             6.167             6.419
             98-28.50             5.617             5.628             5.924             6.142             6.383
             98-29.50             5.614             5.625             5.908             6.117             6.348
             98-30.50             5.612             5.623             5.893             6.092             6.313
             98-31.50             5.610             5.620             5.877             6.067             6.277

Spread @ Center Price               118               134               227               274               315
                  WAL          26.98120          18.72202           2.23619           1.35234           0.94327
             Mod Durn             13.65             11.25              2.02              1.26              0.89
     Principal Window     May30 - Mar34     May18 - Jun30     Jun05 - Jun09     Jun05 - Jul07     Jun05 - Nov06

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A6


Balance     $4,490,000.00     Delay             24          Index             LIBOR_1MO   WAC(1)      5.85572  WAM(1)      356
Coupon      4.19              Dated             5/1/2005    Mult / Margin     1.0 / 1.1   NET(1)      5.57635  WALA(1)       2
Settle      5/31/2005         First Payment     6/25/2005   Cap / Floor       7 / 1.1


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             99-16.00             4.240             4.243             4.328             4.390             4.458
             99-17.00             4.238             4.241             4.312             4.365             4.424
             99-18.00             4.236             4.238             4.297             4.341             4.389
             99-19.00             4.234             4.236             4.282             4.317             4.354
             99-20.00             4.232             4.233             4.267             4.292             4.320
             99-21.00             4.230             4.231             4.252             4.268             4.285
             99-22.00             4.228             4.228             4.237             4.243             4.250
             99-23.00             4.226             4.226             4.222             4.219             4.216
             99-24.00             4.224             4.223             4.207             4.195             4.181
             99-25.00             4.222             4.221             4.192             4.170             4.147
             99-26.00             4.220             4.219             4.177             4.146             4.112
             99-27.00             4.218             4.216             4.162             4.122             4.078
             99-28.00             4.216             4.214             4.147             4.098             4.043

Spread @ Center Price               -21                -7                53                76                91
                  WAL          26.98120          18.72202           2.23619           1.35234           0.94327
             Mod Durn             15.85             12.62              2.07              1.28              0.90
     Principal Window     May30 - Mar34     May18 - Jun30     Jun05 - Jun09     Jun05 - Jul07     Jun05 - Nov06

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A7


Balance     $2,694,000.00     Delay             24          Index             LIBOR_1MO         WAC(1)   5.85572  WAM(1)   356
Coupon      7.68333           Dated             5/1/2005    Mult / Margin     -0.12987013       NET(1)   5.57635  WALA(1)    2
Settle      5/31/2005         First Payment     6/25/2005   Cap / Floor       12.83333333 / 3


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             97-04.00             8.024             8.058             9.028             9.747            10.544
             97-05.00             8.021             8.055             9.011             9.721            10.507
             97-06.00             8.018             8.051             8.994             9.694            10.469
             97-07.00             8.015             8.048             8.978             9.668            10.432
             97-08.00             8.013             8.045             8.961             9.642            10.395
             97-09.00             8.010             8.041             8.945             9.615            10.358
             97-10.00             8.007             8.038             8.928             9.589            10.321
             97-11.00             8.004             8.034             8.912             9.563            10.283
             97-12.00             8.001             8.031             8.895             9.536            10.246
             97-13.00             7.998             8.028             8.879             9.510            10.209
             97-14.00             7.995             8.024             8.862             9.484            10.172
             97-15.00             7.992             8.021             8.846             9.458            10.135
             97-16.00             7.989             8.018             8.829             9.431            10.098

Spread @ Center Price               357               374               523               611               698
                  WAL          26.98120          18.72202           2.23619           1.35234           0.94327
             Mod Durn             10.84              9.38              1.93              1.21              0.86
     Principal Window     May30 - Mar34     May18 - Jun30     Jun05 - Jun09     Jun05 - Jul07     Jun05 - Nov06

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A2


Balance     $2,547,000.00    Delay             24                  WAC(1)          5.85572            WAM(1)               356
Coupon      5.5              Dated             5/1/2005            NET(1)          5.57635            WALA(1)                2
Settle      5/31/2005        First Payment     6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             97-27.50             5.689             5.696             6.033             6.420             6.778
             97-28.50             5.687             5.694             6.025             6.404             6.756
             97-29.50             5.685             5.691             6.016             6.389             6.734
             97-30.50             5.683             5.689             6.008             6.374             6.712
             97-31.50             5.680             5.686             6.000             6.358             6.690
             98-00.50             5.678             5.684             5.991             6.343             6.669
             98-01.50             5.676             5.682             5.983             6.328             6.647
             98-02.50             5.674             5.679             5.974             6.312             6.625
             98-03.50             5.671             5.677             5.966             6.297             6.603
             98-04.50             5.669             5.675             5.957             6.281             6.581
             98-05.50             5.667             5.672             5.949             6.266             6.560
             98-06.50             5.665             5.670             5.941             6.251             6.538
             98-07.50             5.662             5.667             5.932             6.236             6.516

Spread @ Center Price               124               124               214               262               310
                  WAL          28.96709          25.71986           4.36277           2.26488           1.56874
             Mod Durn             14.02             13.33              3.77              2.07              1.46
     Principal Window     Mar34 - Jul34     Jun30 - Oct31     Jun09 - Jan10     Jul07 - Sep07     Nov06 - Jan07

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A3


Balance     $2,703,000.00    Delay             24                WAC(1)            5.85572            WAM(1)               356
Coupon      5.5              Dated             5/1/2005          NET(1)            5.57635            WALA(1)                2
Settle      5/31/2005        First Payment     6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             97-05.50             5.739             5.744             6.146             6.700             7.173
             97-06.50             5.737             5.742             6.138             6.686             7.152
             97-07.50             5.734             5.740             6.131             6.671             7.131
             97-08.50             5.732             5.737             6.123             6.656             7.111
             97-09.50             5.730             5.735             6.116             6.641             7.090
             97-10.50             5.727             5.733             6.108             6.627             7.069
             97-11.50             5.725             5.730             6.101             6.612             7.048
             97-12.50             5.723             5.728             6.093             6.597             7.027
             97-13.50             5.721             5.726             6.086             6.582             7.006
             97-14.50             5.718             5.723             6.078             6.568             6.985
             97-15.50             5.716             5.721             6.071             6.553             6.965
             97-16.50             5.714             5.718             6.063             6.538             6.944
             97-17.50             5.712             5.716             6.056             6.524             6.923

Spread @ Center Price               129               129               223               289               347
                  WAL          29.27517          27.19594           4.99827           2.39127           1.65738
             Mod Durn             14.02             13.61              4.24              2.17              1.53
     Principal Window     Jul34 - Oct34     Oct31 - May33     Jan10 - Oct10     Sep07 - Nov07     Jan07 - Feb07

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A4


Balance     $2,684,000.00     Delay              24                 WAC(1)            5.85572            WAM(1)            356
Coupon      5.5               Dated              5/1/2005           NET(1)            5.57635            WALA(1)             2
Settle      5/31/2005         First Payment      6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             96-18.00             5.783             5.785             6.179             6.912             7.487
             96-19.00             5.780             5.783             6.173             6.898             7.467
             96-20.00             5.778             5.780             6.166             6.884             7.447
             96-21.00             5.776             5.778             6.160             6.870             7.426
             96-22.00             5.774             5.776             6.154             6.856             7.406
             96-23.00             5.771             5.773             6.147             6.842             7.386
             96-24.00             5.769             5.771             6.141             6.828             7.366
             96-25.00             5.767             5.769             6.134             6.814             7.346
             96-26.00             5.764             5.766             6.128             6.800             7.326
             96-27.00             5.762             5.764             6.122             6.786             7.306
             96-28.00             5.760             5.762             6.115             6.772             7.286
             96-29.00             5.757             5.759             6.109             6.758             7.266
             96-30.00             5.755             5.757             6.102             6.744             7.246

Spread @ Center Price               133               133               221               310               376
                  WAL          29.60012          28.85415           6.10922           2.53774           1.74385
             Mod Durn             14.04             13.90              5.02              2.29              1.60
     Principal Window     Oct34 - Apr35     May33 - Apr35     Oct10 - Apr35     Nov07 - Jan08     Feb07 - Mar07

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A15


Balance     $50,328,000.00    Delay              24                 WAC(1)            5.85572            WAM(1)            356
Coupon      5.5               Dated              5/1/2005           NET(1)            5.57635            WALA(1)             2
Settle      5/31/2005         First Payment      6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
            101-01.00             5.417             5.273             4.990             4.787             4.549
            101-02.00             5.414             5.267             4.978             4.770             4.527
            101-03.00             5.411             5.260             4.965             4.753             4.505
            101-04.00             5.408             5.254             4.953             4.736             4.483
            101-05.00             5.404             5.248             4.940             4.719             4.461
            101-06.00             5.401             5.241             4.928             4.702             4.439
            101-07.00             5.398             5.235             4.915             4.685             4.416
            101-08.00             5.395             5.229             4.903             4.668             4.394
            101-09.00             5.392             5.222             4.890             4.651             4.372
            101-10.00             5.388             5.216             4.878             4.634             4.350
            101-11.00             5.385             5.210             4.865             4.617             4.328
            101-12.00             5.382             5.203             4.853             4.600             4.306
            101-13.00             5.379             5.197             4.840             4.583             4.284

Spread @ Center Price               116               131               117               101                89
                  WAL          15.36251           6.10588           2.74002           1.96772           1.48243
             Mod Durn              9.64              4.85              2.46              1.81              1.39
     Principal Window     Jun05 - Dec29     Jun05 - Dec18     Jun05 - Aug10     Jun05 - Nov08     Jun05 - Nov07

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A16


Balance     $25,000,000.00    Delay              24                 WAC(1)            5.85572            WAM(1)            356
Coupon      5.25              Dated              5/1/2005           NET(1)            5.57635            WALA(1)             2
Settle      5/31/2005         First Payment      6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
            100-01.00             5.270             5.238             5.169             5.115             5.052
            100-02.00             5.267             5.233             5.158             5.100             5.032
            100-03.00             5.264             5.228             5.147             5.085             5.012
            100-04.00             5.261             5.222             5.136             5.070             4.992
            100-05.00             5.258             5.217             5.125             5.055             4.972
            100-06.00             5.255             5.211             5.114             5.039             4.952
            100-07.00             5.252             5.206             5.103             5.024             4.932
            100-08.00             5.249             5.200             5.092             5.009             4.912
            100-09.00             5.246             5.195             5.081             4.994             4.892
            100-10.00             5.243             5.190             5.070             4.979             4.872
            100-11.00             5.240             5.184             5.060             4.964             4.852
            100-12.00             5.237             5.179             5.049             4.949             4.832
            100-13.00             5.234             5.173             5.038             4.934             4.812

Spread @ Center Price                99               120               132               132               135
                  WAL          16.91283           7.54013           3.22809           2.25258           1.66571
             Mod Durn             10.38              5.71              2.85              2.05              1.55
     Principal Window     Jun05 - Jan32     Jun05 - Mar23     Jun05 - Mar12     Jun05 - Aug09     Jun05 - Apr08

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 1A10


Balance     $7,502,000.00     Delay              24                 WAC(1)            5.85572           WAM(1)             356
Coupon      5.25              Dated              5/1/2005           NET(1)            5.57635           WALA(1)              2
Settle      5/31/2005         First Payment      6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             97-27.50             5.432             5.443             5.524             5.687             5.873
             97-28.50             5.430             5.441             5.520             5.680             5.863
             97-29.50             5.428             5.438             5.516             5.674             5.853
             97-30.50             5.426             5.436             5.512             5.667             5.843
             97-31.50             5.423             5.433             5.508             5.660             5.833
             98-00.50             5.421             5.431             5.505             5.653             5.823
             98-01.50             5.419             5.429             5.501             5.647             5.813
             98-02.50             5.417             5.426             5.497             5.640             5.803
             98-03.50             5.415             5.424             5.493             5.633             5.793
             98-04.50             5.412             5.421             5.489             5.627             5.783
             98-05.50             5.410             5.419             5.485             5.620             5.773
             98-06.50             5.408             5.417             5.482             5.613             5.763
             98-07.50             5.406             5.414             5.478             5.606             5.753

Spread @ Center Price                98               102               134               174               201
                  WAL          28.54997          24.08992          11.64992           5.60649           3.56994
             Mod Durn             14.33             13.20              8.26              4.71              3.16
     Principal Window     Sep32 - Apr35     Dec24 - Apr35     Dec12 - Apr35     Dec09 - Nov12     Jun08 - Jul09

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 2A1


Balance     $14,833,000.00    Delay              24                 WAC(2)            5.83139            WAM(2)            354
Coupon      4.5               Dated              5/1/2005           NET(2)            5.30794            WALA(2)             5
Settle      5/31/2005         First Payment      6/25/2005


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             99-22.00             4.542             4.542             4.542             4.542             4.542
             99-23.00             4.538             4.531             4.531             4.529             4.525
             99-24.00             4.533             4.520             4.520             4.516             4.508
             99-25.00             4.529             4.508             4.508             4.503             4.491
             99-26.00             4.525             4.497             4.497             4.490             4.474
             99-27.00             4.520             4.486             4.486             4.477             4.457
             99-28.00             4.516             4.474             4.474             4.464             4.440
             99-29.00             4.511             4.463             4.463             4.451             4.423
             99-30.00             4.507             4.452             4.452             4.438             4.406
             99-31.00             4.502             4.440             4.440             4.425             4.389
            100-00.00             4.498             4.429             4.429             4.412             4.372
            100-01.00             4.494             4.418             4.418             4.399             4.355
            100-02.00             4.489             4.407             4.407             4.386             4.338

Spread @ Center Price                43                70                70                73                76
                  WAL           9.14761           3.05926           3.05926           2.61629           1.95620
             Mod Durn              7.03              2.75              2.75              2.40              1.83
     Principal Window     Jun05 - Aug21     Jun05 - Jun11     Jun05 - Jun11     Jun05 - Sep09     Jun05 - Apr08

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 2A5


Balance     $63,653,730.00    Delay             0           Index             LIBOR_1MO   WAC(2)      5.83139  WAM(2)      354
Coupon      3.44              Dated             5/25/2005   Mult / Margin     1.0 / .35   NET(2)      5.30794  WALA(2)       5
Settle      5/31/2005         First Payment     6/25/2005   Cap / Floor       7.5 / .35


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             99-26.00             3.476             3.484             3.527             3.587             3.646
             99-27.00             3.474             3.480             3.516             3.565             3.614
             99-28.00             3.472             3.477             3.505             3.544             3.582
             99-29.00             3.470             3.474             3.494             3.522             3.550
             99-30.00             3.468             3.470             3.483             3.501             3.519
             99-31.00             3.466             3.467             3.472             3.480             3.487
            100-00.00             3.464             3.464             3.461             3.458             3.455
            100-01.00             3.462             3.460             3.450             3.437             3.423
            100-02.00             3.460             3.457             3.439             3.415             3.391
            100-03.00             3.458             3.454             3.428             3.394             3.360
            100-04.00             3.456             3.450             3.417             3.373             3.328
            100-05.00             3.454             3.447             3.406             3.351             3.296
            100-06.00             3.452             3.444             3.395             3.330             3.265

Spread @ Center Price               -91               -70               -32                -8                 9
                  WAL          22.24378          11.69939           3.09522           1.53036           1.02008
             Mod Durn             15.26              9.38              2.84              1.46              0.98
     Principal Window     Jul23 - Oct31     Jun12 - Nov23     Jun05 - Jul12     Jun05 - Jan08     Jun05 - Feb07

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BAFC 05-3 - Price/Yield - 2A6


Balance     $25,643,170.00    Delay             0           Index             LIBOR_1MO          WAC(2)  5.83139  WAM(2)   354
Coupon      9.47333           Dated             5/25/2005   Mult / Margin     -0.13986014        NET(2)  5.30794  WALA(2)    5
Settle      5/31/2005         First Payment     6/25/2005   Cap / Floor       16.68333333 / 0


                Price                 1                 2                 3                 4                 5
                                  Yield             Yield             Yield             Yield             Yield
             97-14.00             9.954            10.051            10.716            11.584            12.472
             97-15.00             9.950            10.046            10.702            11.560            12.436
             97-16.00             9.947            10.041            10.689            11.536            12.401
             97-17.00             9.943            10.036            10.676            11.512            12.366
             97-18.00             9.939            10.031            10.663            11.488            12.330
             97-19.00             9.936            10.026            10.650            11.464            12.295
             97-20.00             9.932            10.022            10.636            11.440            12.260
             97-21.00             9.928            10.017            10.623            11.415            12.224
             97-22.00             9.925            10.012            10.610            11.391            12.189
             97-23.00             9.921            10.007            10.597            11.367            12.154
             97-24.00             9.917            10.002            10.583            11.343            12.119
             97-25.00             9.914             9.997            10.570            11.319            12.083
             97-26.00             9.910             9.992            10.557            11.295            12.048

Spread @ Center Price               556               586               686               790               889
                  WAL          22.24378          11.69939           3.09522           1.53036           1.02008
             Mod Durn              8.73              6.57              2.42              1.33              0.91
     Principal Window     Jul23 - Oct31     Jun12 - Nov23     Jun05 - Jul12     Jun05 - Jan08     Jun05 - Feb07

            LIBOR_1MO              3.09              3.09              3.09              3.09              3.09
             CMT_10YR             4.127             4.127             4.127             4.127             4.127
               Prepay             0 PSA           100 PSA           300 PSA           500 PSA           800 PSA
  Optional Redemption    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)    Call (N,N,N,N)

                 Yield Curve Mat   6MO   2YR   3YR   5YR  10YR 30YR
                             Yld 3.183 3.675 3.772 3.871 4.127 4.44


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.